DESCRIPTION OF BUSINESS AND OPERATIONS	12 Months Ended
Dec. 31, 2010
Description Of Business And Operations
Note 2. DESCRIPTION OF BUSINESS AND OPERATIONS

Overview

The Company was incorporated in the state of California in 1987 and reincorporated in Delaware in 2005.  The Company is a pioneer and leader in the emerging market for biometrically enabled software-based identity management solutions. Using those human characteristics that are unique to us all, the Company creates software that provides a highly reliable indication of a person’s identity.   The Company’s “flagship” product is the patented IWS Biometric Engine®. The Company’s products are used to manage and issue secure credentials, including national IDs, passports, driver licenses and access control credentials. The Company’s products also provide law enforcement with integrated mug shot, fingerprint LiveScan and investigative capabilities. The Company also provides comprehensive authentication security software using biometrics to secure physical and logical access to facilities or computer networks or Internet sites.  Biometric technology is now an integral part of all markets the Company addresses and all of the products are integrated into the IWS Biometric Engine.

On December 20, 2011, the Company consummated an equity financing resulting in gross proceeds of  $10.0 million (“Qualified Financing”), including the $750,000 of promissory notes converted into the Qualified Financing.  In connection with the Qualified Financing, the Company issued 20.0 million shares of its common stock (the “Shares”), and warrants to purchase 12,252,500 shares of its common stock exercisable for $0.50 per share (“Warrants”), which number includes 2,207,500 shares issuable upon exchange of warrants issued to MDB Capital Group in consideration for acting as placement agent in connection with the Qualified Financing.  The Warrants expire five years from the date of grant.   As a result of the Qualified Financing, the Company’s Series C 8% Convertible Preferred Stock (“Series C Preferred”) and Series D 8% Convertible Preferred Stock (“Series D Preferred”) were automatically converted into 11,768,525 shares of common stock.  In addition, in connection with the Qualified Financing, a significant investor ("Investor") exchanged $4.5 million principal amount of convertible promissory notes of the Company ("Exchanged Notes"), and accrued but unpaid interest on the Exchanged Notes and on an additional $2.25 million in promissory notes, into 9,774,559 shares of the Company’s common stock ("Exchange Shares"). The Investor also agreed to convert $750,000 principal amount of additional promissory notes held by the Investor and invest the proceeds into the Qualified Financing.

        During the first three quarters of fiscal 2010, the Company was faced with limited funds for operations. As a result, the Company has taken measures to reduce operating costs. Management believes that the Company’s current cash and cash equivalents will be sufficient to meet working capital and capital expenditure requirements for at least the next 12 months and that the Company will have sufficient liquidity to fund its business and meet its contractual obligations over a period beyond the next 12 months. However, the Company may be required to obtain additional financing in order to fund continued operations. Due to the tightening of the credit markets, general economic conditions, the Company’s SEC filing delinquencies and other economic and business factors, this financing may not be available to the Company on acceptable terms or at all. Although the Company cannot accurately anticipate the effect of inflation or foreign exchange markets on our operations, the Company does not believe these external economic forces have had, or are likely in the foreseeable future to have, a material impact on our results of operations.